The Fixed And Variable Annuity

                                                                       issued by

                                         FIRST COVA VARIABLE ANNUITY ACCOUNT ONE
                                                                             and

                                                                 FIRST COVA LIFE
                                                               INSURANCE COMPANY


This prospectus describes the Fixed and Variable Annuity Contract offered by First Cova Life Insurance Company (First Cova).

The annuity contract has 12 investment choices a fixed account which offers an interest rate which is guaranteed by First Cova, and 11 investment portfolios listed below. The 11 investment portfolios are part of Cova Series Trust or General American Capital Company. You can put your money in the fixed account and/or any of these investment portfolios.


Cova Series Trust:

     Managed by J.P. Morgan
     Investment Management Inc.:
         Select Equity
         Large Cap Stock
         Small Cap Stock
         International Equity
         Quality Bond

     Managed by Lord, Abbett & Co.:
         Bond Debenture
         Mid-Cap Value
         Large Cap Research
         Developing Growth
         Lord Abbett Growth and Income

General American Capital Company:

     Managed by Conning Asset
     Management Company:
         Money Market

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the First Cova Fixed and Variable Annuity Contract.

To learn more about the First Cova Fixed and Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 1999. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 16 of this prospectus. For a free copy of the SAI, call us at (800) 523-1661 or write us at: One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644.

The Contracts:

o    are not bank deposits
o    are not federally insured
o    are not endorsed by any bank or government agency
o    are not guaranteed and may be subject to loss of principal

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

May 1, 1999







TABLE OF CONTENTS                                         Page

  INDEX OF SPECIAL TERMS                                     2

  SUMMARY                                                    3

  Fee Table                                                  5

  Examples                                                   6

  1. THE ANNUITY CONTRACT                                    8

  2. ANNUITY PAYMENTS (THE INCOME PHASE)                     8
     Annuity Date                                            8
     Annuity Payments                                        8
     Annuity Options                                         8

  3. PURCHASE                                                9
     Purchase Payments                                       9
     Allocation of Purchase Payments                         9
     Free Look                                               9
     Accumulation Units                                      9

  4. INVESTMENT OPTIONS                                     10
     Cova Series Trust                                      10
     General American Capital Company                       10
     Transfers                                              10
     Dollar Cost Averaging Program                          10
     Automatic Rebalancing Program                          10
     Voting Rights                                          11
     Substitution                                           11

  5. EXPENSES                                               11
     Insurance Charges                                      11
     Contract Maintenance Charge                            11
     Withdrawal Charge                                      12
     Reduction or Elimination of the Withdrawal Charge      12
     Transfer Fee                                           12
     Income Taxes                                           12
     Investment Portfolio Expenses                          12

  6. TAXES                                                  12
     Annuity Contracts in General                           12
     Qualified and Non-Qualified Contracts                  13
     Withdrawals - Non-Qualified Contracts                  13
     Withdrawals - Qualified Contracts                      13
     Diversification                                        13

  7. ACCESS TO YOUR MONEY                                   13
     Systematic Withdrawal Program                          14
     Suspension of Payments or Transfers                    14

  8. PERFORMANCE                                            14

  9. DEATH BENEFIT                                          14
     Upon Your Death                                        14
     Death of Annuitant                                     15

10. OTHER INFORMATION                                       15
     First Cova                                             15
     Year 2000                                              15
     The Separate Account                                   15
     Distributor                                            15
     Ownership                                              15
     Beneficiary                                            16
     Assignment                                             16
     Financial Statements                                   16

TABLE OF CONTENTS OF THE STATEMENT OF
ADDITIONAL INFORMATION                                      16

APPENDIX A
Condensed Financial Information                            A-1

APPENDIX B
Performance Information                                    B-1

INDEX OF SPECIAL TERMS
We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable and need an explanation. We have identified the following as some of these words or terms. They are identified in the text in italic and the page that is indicated here is where we believe you will find the best explanation for the word or term.
                                                          Page

Accumulation Phase                                           8
Accumulation Unit                                            9
Annuitant                                                    8
Annuity Date                                                 8
Annuity Options                                              8
Annuity Payments                                             8
Annuity Unit                                                 9
Beneficiary                                                 16
Fixed Account                                                8
Income Phase                                                 8
Investment Portfolios                                       10
Joint Owner                                                 16
Non-Qualified                                               13
Owner                                                       15
Purchase Payment                                             9
Qualified                                                   13
Tax Deferral                                                 8




SUMMARY

The sections in this Summary correspond to sections in this prospectus which discuss the topics in more detail.


1. THE ANNUITY CONTRACT:

The fixed and variable annuity contract offered by First Cova is a contract between you, the owner, and First Cova, an insurance company. The contract provides a means for investing on a tax-deferred basis. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

This contract offers 11 investment portfolios. These portfolios are designed to offer a better return than the fixed account. However, this is NOT guaranteed. You can also lose your money.

The fixed account offers an interest rate that is guaranteed by the insurance company, First Cova. This interest rate is set once each year. While your money is in the fixed account, the interest your money will earn as well as your principal is guaranteed by First Cova.

You can put money into any or all of the investment portfolios and the fixed account. You can transfer between accounts up to 12 times a year without charge or tax implications.

The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving regular payments from your contract.

The amount of money you are able to accumulate in your account during the accumulation phase will determine, in part, the amount of income payments during the income phase.



2. ANNUITY PAYMENTS (THE INCOME PHASE):

If you want to receive regular income from your annuity, you can choose an annuity option. Once you begin receiving regular payments, you cannot change your payment plan. During the income phase, you have the same investment choices you had during the accumulation phase. You can choose to have payments come from the fixed account, the investment portfolios or both. If you choose to have any part of your payments come from the investment portfolios, the dollar amount of your payments may go up or down.



3. HOW TO PURCHASE THE CONTRACT:

You can buy this contract with $5,000 or more under most circumstances. You can add $2,000 or more any time you like during the accumulation phase. Your registered representative can help you fill out the proper forms.



4. INVESTMENT OPTIONS:

You can put your money in any or all of these investment portfolios which are described in the prospectuses for the funds:

MANAGED BY J.P. MORGAN INVESTMENT
MANAGEMENT INC.
   Select Equity
   Large Cap Stock
   Small Cap Stock
   International Equity
   Quality Bond

MANAGED BY LORD, ABBETT & CO.
   Bond Debenture
   Mid-Cap Value
   Large Cap Research
   Developing Growth
   Lord Abbett Growth and Income

MANAGED BY CONNING ASSET
MANAGEMENT COMPANY
   Money Market

Depending upon market conditions and the performance of the portfolio(s) you select, you can make or lose money in any of these portfolios.



5. EXPENSES:

The contract has insurance features and investment features, and there are costs related to each.

o Each year First Cova deducts a $30 contract maintenance charge from your contract. During the accumulation phase, First Cova currently waives this charge if the value of your contract is at least $50,000.

o    First Cova also deducts for its insurance  charges which total 1.40% of the
     average  daily  value  of  your  contract   allocated  to  the   investment
     portfolios.

o If you take your money out, First Cova may assess a withdrawal charge which is equal to 7% of each payment you take out in the first and second years after First Cova receives the payment, 5% of each payment you take out in the third, fourth and fifth years, and 3% of each payment you take out in the sixth and seventh years. After First Cova has had a purchase payment for seven years, there is no charge by First Cova for a withdrawal of that purchase payment.

o The first 12 transfers in a year are free. After that, a transfer fee of $25 or 2% of the amount transferred (whichever is less) is assessed.

o There are also investment charges which range from .205% to 1.30% of the average daily value of the investment portfolio depending upon the investment portfolio.



6. TAXES:

Your earnings are not taxed until you take them out. If you take money out, earnings come out first and are taxed as income. If you are younger than 59-1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings. Payments during the income phase are considered partly a return of your original investment. That part of each payment is not taxable as income.



7. ACCESS TO YOUR MONEY:

You can take money out at any time during the accumulation phase. After the first year, you can take up to 10% of your total purchase payments each year without charge from First Cova. Withdrawals of purchase payments in excess of that may be charged a withdrawal charge, depending on how long your money has been in the contract. However, First Cova will never assess a withdrawal charge on earnings you withdraw. Earnings are defined as the value in your contract minus the remaining purchase payments in your contract. Of course, you may also have to pay income tax and a tax penalty on any money you take out.



8. DEATH BENEFIT:

If you die before moving to the income phase, the person you have chosen as your beneficiary will receive a death benefit.



9. OTHER INFORMATION:

Free Look. If you cancel the contract within 10 days after receiving it we will send you whatever your contract is worth on the day we receive your request (this may be more or less than your original payment) without assessing a withdrawal charge. If you have purchased the contract as an Individual Retirement Annuity (IRA) you will receive back your purchase payment. (Currently, the contract is not available under an IRA until the IRA Endorsement is approved by the State of New York Insurance Department.)

No Probate. In most cases, when you die, the person you choose as your beneficiary will receive the death benefit without going through probate. However, the avoidance of probate does not mean that the beneficiary will not have tax liability as a result of receiving the death benefit.

Who should purchase the contract? This contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is most attractive to people in high federal and state income tax brackets. You should not buy this contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in.

Additional Features. This contract has additional features you might be interested in. These include:

o You can arrange to have money automatically sent to you each month while your contract is still in the accumulation phase. Of course, you'll have to pay taxes on money you receive. We call this feature the Systematic Withdrawal Program.

o You can arrange to have a regular amount of money automatically invested in investment portfolios each month, theoretically giving you a lower average cost per unit over time than a single one time purchase. We call this feature Dollar Cost Averaging.

o First Cova will automatically readjust the money between investment portfolios periodically to keep the blend you select. We call this feature Automatic Rebalancing.

These features may not be suitable for your particular situation.



10. INQUIRIES:

If you need more information about buying a contract, please contact us at:

Cova Life Sales Company
One Tower Lane, Suite 3000
Oakbrook Terrace, IL 60181
800-523-1661

If you have any other questions, please contact us at our Home Office:

120 Broadway, 10th Floor
New York, NY 10271
(800) 469-4545
(212) 766-0012



FIRST COVA VARIABLE ANNUITY ACCOUNT ONE FEE TABLE
The purpose of the Fee Table is to show you the various expenses you will incur directly or indirectly with the contract. The Fee Table reflects expenses of the Separate Account as well as of the investment portfolios.





Owner Transaction Expenses
Withdrawal Charge (as a percentage of               Years Since
purchase payments) (see Note 1 below)                 Payment       Charge
                                                         1            7%
                                                         2            7%
                                                         3            5%
                                                         4            5%
                                                         5            5%
                                                         6            3%
                                                         7            3%
                                                        8+            0%
Transfer Fee (see Note 2 below)

     No charge for first 12 transfers in a contract year; thereafter, the fee is $25 per transfer or, if less, 2% of the amount transferred.

Contract Maintenance Charge (see Note 3 below)

     $30 per contract per year


Separate Account Annual Expenses
(as a percentage of average account value)
     Mortality and Expense Risk Premium     1.25%
     Administrative Expense Charge           .15%
                                             ---
     TOTAL SEPARATE ACCOUNT
     ANNUAL EXPENSES                        1.40%





Investment Portfolio Expenses
(as a percentage of the average daily net assets of an investment portfolio)
                                                                                     Other Expenses
                                                                                     (after expense
                                                                                    reimbursement for
                                                                   Management     certain Portfolios -         Total Annual
                                                                      Fees         see Note 4 below)        Portfolio Expenses
------------------------------------------------------------------------------------------------------------------------------------

Cova Series Trust
Managed by J.P. Morgan
Investment Management Inc.
       Select Equity                                                  .68%                .18%                    .86%
       Large Cap Stock                                                .65%                .10%                    .75%
       Small Cap Stock                                                .85%                .27%                   1.12%
       International Equity                                           .80%                .28%                   1.08%
       Quality Bond                                                   .55%                .10%                    .65%
------------------------------------------------------------------------------------------------------------------------------------

Managed by Lord, Abbett & Co.
       Bond Debenture                                                 .75%                .10%                      .85%
       Mid-Cap Value                                                  1.00%               .30%                     1.30%
       Large Cap Research                                             1.00%               .30%                     1.30%
       Developing Growth                                              .90%                .30%                     1.20%
       Lord Abbett Growth and Income*                                 .65%                .07%                      .72%
------------------------------------------------------------------------------------------------------------------------------------

General American Capital Company
Managed by Conning Asset
Management Company
       Money Market                                                   .125%               .08%                     .205%
------------------------------------------------------------------------------------------------------------------------------------

* Estimated. The Portfolio commenced investment operations on January 8, 1999.




Examples

The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

For purposes of the examples, the assumed average contract size is $30,000.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

               (a) if you surrender the contract at the end of each time period;

               (b) if you do not surrender the contract or if you apply the contract value to an annuity option.

                                                                               Time Periods

                                                  1 year              3 years               5 years            10 years
------------------------------------------------------------------------------------------------------------------------------------

Cova Series Trust
Managed by J.P. Morgan
Investment Management Inc.
       Select Equity                              (a)  $93.90         (a) $118.46           (a) $152.49        (a) $267.24
                                                  (b)  $23.90         (b) $ 73.46           (b) $125.49        (b) $267.24
       Large Cap Stock                            (a)  $92.80         (a) $115.15           (a) $146.95        (a) $256.13
                                                  (b)  $22.80         (b) $ 70.15           (b) $119.95        (b) $256.13
       Small Cap Stock                            (a)  $96.50         (a) $126.26           (a) $165.47        (a) $292.98
                                                  (b)  $26.50         (b) $ 81.26           (b) $138.47        (b) $292.98
       International Equity                       (a)  $96.10         (a) $125.06           (a) $163.48        (a) $289.07
                                                  (b)  $26.10         (b) $ 80.06           (b) $136.48        (b) $289.07
       Quality Bond                               (a)  $91.79         (a) $112.12           (a) $141.89        (a) $245.92
                                                  (b)  $21.79         (b) $ 67.12           (b) $114.89        (b) $245.92
------------------------------------------------------------------------------------------------------------------------------------

Managed by Lord, Abbett & Co.
       Bond Debenture                             (a)  $93.80         (a) $118.16           (a) $151.99        (a) $266.24
                                                  (b)  $23.80         (b) $ 73.16           (b) $124.99        (b) $266.24
       Mid-Cap Value                              (a)  $98.30         (a) $131.62           (a) $174.35        (a) $310.37
                                                  (b)  $28.30         (b) $ 86.62           (b) $147.35        (b) $310.37
       Large Cap Research                         (a)  $98.30         (a) $131.62           (a) $174.35        (a) $310.37
                                                  (b)  $28.30         (b) $ 86.62           (b) $147.35        (b) $310.37
       Developing Growth                          (a)  $97.30         (a) $128.65           (a) $169.42        (a) $300.75
                                                  (b)  $27.30         (b) $ 83.65           (b) $142.42        (b) $300.75
       Lord Abbett Growth and Income              (a)  $92.49         (a) $114.24           (a) $145.43        (a) $253.08
                                                  (b)  $22.49         (b) $ 69.24           (b) $118.43        (b) $253.08
------------------------------------------------------------------------------------------------------------------------------------

General American Capital Company
Managed by Conning Asset
Management Company
       Money Market                               (a)  $87.31         (a) $ 98.54           (a) $119.02        (a) $199.08
                                                  (b)  $17.31         (b) $ 53.54           (b) $ 92.02        (b) $199.08
------------------------------------------------------------------------------------------------------------------------------------

Explanation of Fee Table

1. After First Cova has had a purchase payment for 7 years, there is no charge by First Cova for a withdrawal of that purchase payment. You may also have to pay income tax and a tax penalty on any money you take out. After the first year, you can take up to 10% of your total purchase payments each year without a charge from First Cova.

2. First Cova will not charge you the transfer fee even if there are more than 12 transfers in a year if the transfer is for the Dollar Cost Averaging or Automatic Rebalancing Programs.

3. During the accumulation phase, First Cova will not charge the contract maintenance charge if the value of your contract is $50,000 or more, although, if you make a complete withdrawal, First Cova will charge the contract maintenance charge.

4. Since May 1, 1996, Cova Financial Services Life Insurance Company (Cova), an affiliate of First Cova, has been reimbursing the investment portfolios of Cova Series Trust for all operating expenses (exclusive of the management fees) in excess of approximately .10%. Beginning May 1, 1999, Cova will discontinue this reimbursement arrangement for the Select Equity, Small Cap Stock and International Equity Portfolios. Therefore, the amounts shown above under "Other Expenses" have been restated to reflect the actual expenses for these Portfolios for the year ended December 31, 1998. Also beginning May 1, 1999, Cova will reimburse the Mid-Cap Value, Large Cap Research and Developing Growth Portfolios for all operating expenses (exclusive of the management fees) in excess of approximately .30%, instead of .10%. This change is reflected above under "Other Expenses" for these three Portfolios. Absent the expense reimbursement, the percentages shown for total annual portfolio expenses for the year ended December 31, 1998 would have been .86% for the Quality Bond Portfolio, .94% for the Large Cap Stock Portfolio, .93% for the Bond Debenture Portfolio, 1.68% for the Mid-Cap Value Portfolio, 1.95% for the Large Cap Research Portfolio and 1.70% for the Developing Growth Portfolio.

5.   Premium taxes are not reflected. New York does not assess premium taxes.

There is an accumulation unit value history (Condensed Financial Information) contained in Appendix A.

1.   THE ANNUITY CONTRACT

This Prospectus describes the Fixed and Variable Annuity Contract offered by First Cova.

An annuity is a contract between you, the owner, and an insurance company (in this case First Cova), where the insurance company promises to pay an income to you, in the form of annuity payments, beginning on a designated date that is at least one year after we issue your contract. Until you decide to begin receiving annuity payments, your annuity is in the accumulation phase. Once you begin receiving annuity payments, your contract switches to the income phase.

The contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract.

The contract is called a variable annuity because you can choose among 11 investment portfolios and, depending upon market conditions, you can make or lose money in any of these portfolios. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the investment portfolio(s) you select. The amount of the annuity payments you receive during the income phase from the variable annuity portion of the contract also depends, in part, upon the investment performance of the investment portfolios you select for the income phase.

The contract also contains a fixed account. The fixed account offers an interest rate that is guaranteed by First Cova. If you select the fixed account, your money will be placed with the other general assets of First Cova. If you select the fixed account, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the total interest credited to your contract. The amount of the annuity payments you receive during the income phase from the fixed account portion of the contract will remain level for the entire income phase.

As owner of the contract, you exercise all interest and rights under the contract. You can change the owner at any time by notifying First Cova in writing. You and another person can be named joint owners. We have described more information on this under "Other Information."



2.   ANNUITY PAYMENTS (THE INCOME PHASE)


Annuity Date

Under the contract you can receive regular income payments. You can choose the month and year in which those payments begin. We call that date the annuity date. Your annuity date must be the first day of a calendar month.

We ask you to choose your annuity date when you purchase the contract. You can change it at any time before the annuity date with 30 days notice to us. Your annuity date cannot be any earlier than one year after we issue the contract.


Annuity Payments

You will receive annuity payments during the income phase. In general, annuity payments must begin by the annuitant's 90th birthday. The annuitant is the person whose life we look to when we make annuity payments.

During the income phase, you have the same investment choices you had just before the start of the income phase. At the annuity date, you can choose whether payments will come from:

o    the fixed account,
o    the investment portfolio(s), or
o    a combination of both.

If you don't tell us otherwise, your annuity payments will be based on the investment allocations that were in place on the annuity date.

If you choose to have any portion of your annuity payments come from the investment portfolio(s), the dollar amount of your payment will depend upon 3 things:

1) the value of your contract in the investment portfolio(s) on the annuity date,

2) the 3% assumed investment rate used in the annuity table for the contract, and

3)   the performance of the investment portfolios you selected.

If the actual performance exceeds the 3% assumed investment rate, your annuity payments will increase. Similarly, if the actual investment rate is less than 3%, your annuity payments will decrease.

Annuity payments are made monthly unless you have less than $2,000 to apply toward a payment and you have not made a purchase payment in 3 years. In that case, First Cova may provide your annuity payment in a single lump sum. Likewise, if your annuity payments would be less than $20 a month, First Cova has the right to change the frequency of payments so that your annuity payments are at least $20.


Annuity Options

You can choose among income plans. We call them annuity options. We ask you to choose an annuity option when you purchase the contract. You can change it at any time before the annuity date with 30 days notice to us. If you do not choose an annuity option at the time you purchase the contract, we will assume that you selected Option 2 which provides a life annuity with 10 years of guaranteed payments.

You can choose one of the following annuity options or any other annuity option acceptable to First Cova. After annuity payments begin, you cannot change the annuity option.

Option 1. Life Annuity. Under this option, we will make an annuity payment each month so long as the annuitant is alive. After the annuitant dies, we stop making annuity payments.

Option 2. Life Annuity with 5, 10 or 20 Years Guaranteed. Under this option, we will make an annuity payment each month so long as the annuitant is alive. However, if, when the annuitant dies, we have made annuity payments for less than the selected guaranteed period, we will then continue to make annuity payments for the rest of the guaranteed period to the beneficiary. If the beneficiary does not want to receive annuity payments, he or she can ask us for a single lump sum.

Option 3. Joint and Last Survivor Annuity. Under this option, we will make annuity payments each month so long as the annuitant and a second person are both alive. When either of these people dies, we will continue to make annuity payments, so long as the survivor continues to live. The amount of the annuity payments we will make to the survivor can be equal to 100%, 66 2/3% or 50% of the amount that we would have paid if both were alive.



3.   PURCHASE

Purchase Payments

A purchase payment is the money you give us to invest in the contract. The minimum we will accept is $5,000 when the contract is purchased as a non-qualified contract. If you are purchasing the contract as part of an IRA (Individual Retirement Annuity) the minimum we will accept is $2,000. (Currently, the contract is not available under an IRA until the IRA Endorsement is approved by the State of New York Insurance Department.) The maximum purchase payment we accept is $1 million without our prior approval. You can make additional purchase payments of $2,000 or more to either type of contract.


Allocation of Purchase Payments


When you purchase a contract, we will allocate your purchase payment to the fixed account and/or one or more of the investment portfolios you have selected. If you make additional purchase payments, we will allocate them in the same way as your first purchase payment unless you tell us otherwise. There is a $500 minimum allocation requirement for the fixed account and for each investment portfolio.

Once we receive your purchase payment and the necessary information, we will issue your contract and allocate your first purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract within one business day. Our business day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern time.


Free Look

If you change your mind about owning this contract, you can cancel it within 10 days after receiving it. When you cancel the contract within this time period, First Cova will not assess a withdrawal charge. You will receive back whatever your contract is worth on the day we receive your request. If you have purchased the contract as an IRA, we are required to give you back your purchase payment if you decide to cancel your contract within 10 days after receiving it.


Accumulation Units

The value of the variable annuity portion of your contract will go up or down depending upon the investment performance of the investment portfolio(s) you choose. In order to keep track of the value of your contract, we use a unit of measure we call an accumulation unit. (An accumulation unit works like a share of a mutual fund.)
During the income phase of the contract we call the unit an annuity unit.

Every day we determine the value of an accumulation unit for each of the investment portfolios. We do this by:

1. determining the total amount of money invested in the particular investment portfolio;

2. subtracting from that amount any insurance charges and any other charges such as taxes we have deducted; and

3.   dividing this amount by the number of outstanding accumulation units.

The value of an accumulation unit may go up or down from day to day.

When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to an investment portfolio by the value of the accumulation unit for that investment portfolio.

We calculate the value of an accumulation unit for each investment portfolio after the New York Stock Exchange closes each day and then credit your contract.

Example:

   On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Quality Bond Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Quality Bond Portfolio is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Quality Bond Portfolio.



4.   INVESTMENT OPTIONS

The contract offers 11 investment portfolios which are listed below. Additional investment portfolios may be available in the future.


You should read the prospectuses for these funds carefully before investing. Copies of these prospectuses are attached to this prospectus.

Cova Series Trust

Cova Series Trust is managed by Cova Investment Advisory Corporation (Cova Advisory) which is an affiliate of First Cova. Cova Series Trust is a mutual fund with multiple portfolios. Each investment portfolio has a different
investment  objective.   Cova  Advisory  has  engaged  sub-advisers  to  provide
investment advice for the individual investment portfolios. The following investment portfolios are available under the contract:

J.P. Morgan Investment Management Inc. is the sub-adviser to the following portfolios:

  Select Equity Portfolio
  Large Cap Stock Portfolio
  Small Cap Stock Portfolio
  International Equity Portfolio
  Quality Bond Portfolio


Lord, Abbett & Co. is the sub-adviser to the following portfolios:

  Bond Debenture Portfolio
  Mid-Cap Value Portfolio
  Large Cap Research Portfolio
  Developing Growth Portfolio
  Lord Abbett Growth and Income Portfolio


General American Capital Company

General American Capital Company is a mutual fund with multiple portfolios. Each portfolio is managed by Conning Asset Management Company. The following portfolio is available under the contract:

  Money Market Fund


Transfers

You can transfer money among the fixed account and the investment portfolios.

Telephone Transfers. You can make transfers by telephone. If you own the contract with a joint owner, unless First Cova is instructed otherwise, First Cova will accept instructions from either you or the other owner. First Cova will use reasonable procedures to confirm that instructions given us by telephone are genuine. If First Cova fails to use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.
First Cova tape records all telephone instructions.

Transfers During the Accumulation Phase. You can make 12 transfers every year during the accumulation phase without charge. We measure a year from the anniversary of the day we issued your contract. You can make a transfer to or from the fixed account and to or from any investment portfolio. If you make more than 12 transfers in a year, there is a transfer fee deducted. The following apply to any transfer during the accumulation phase:

1. The minimum amount which you can transfer is $500 or your entire value in the investment portfolio or fixed account.

2. Your request for transfer must clearly state which investment portfolio(s) or the fixed account are involved in the transfer.

3.   Your request for transfer must clearly state how much the transfer is for.

4.   You cannot make any transfers within 7 calendar days of the annuity date.

Transfers During the Income Phase. You can only make transfers between the investment portfolios once each year. We measure a year from the anniversary of the day we issued your contract. You cannot transfer from the fixed account to an investment portfolio, but you can transfer from one or more investment portfolios to the fixed account at any time.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount each month from the Money Market Fund or the fixed account to any of the other investment portfolio(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Dollar Cost Averaging Program is available only during the accumulation phase.

The minimum amount which can be transferred each month is $500. You must have at least $6,000 in the Money Market Fund or the fixed account, (or the amount required to complete your program, if less) in order to participate in the Dollar Cost Averaging Program. Currently, First Cova does not charge for participating in the Dollar Cost Averaging Program.

If you participate in the Dollar Cost Averaging Program, the transfers made under the program are not taken into account in determining any transfer fee. First Cova may, from time to time, offer other dollar cost averaging programs which may have terms different from those described above.


Automatic Rebalancing Program

Once your money has been allocated to the investment portfolios, the performance of each portfolio may cause your allocation to shift. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Automatic Rebalancing Program. You can tell us whether to rebalance quarterly, semi-annually or annually. We will measure these periods from the anniversary of the date we issued your contract. The transfer date will be the 1st day after the end of the period you selected.

The Automatic Rebalancing Program is available only during the accumulation phase. Currently, First Cova does not charge for participating in the Automatic Rebalancing Program. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

Example:

     Assume that you want your initial purchase payment split between 2 investment portfolios. You want 40% to be in the Quality Bond Portfolio and 60% to be in the Select Equity Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Quality Bond Portfolio now represents 50% of your holdings because of its increase in value. If you have chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, First Cova will sell some of your units in the Quality Bond Portfolio to bring its value back to 40% and use the money to buy more units in the Select Equity Portfolio to increase those holdings to 60%.


Voting Rights

First Cova is the legal owner of the investment portfolio shares. However, First Cova believes that when an investment portfolio solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other affected owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that First Cova owns on its own behalf. Should First Cova determine that it is no longer required to comply with the above, we will vote the shares in our own right.


Substitution

First Cova may be required to substitute one of the investment portfolios you have selected with another portfolio. We would not do this without the prior approval of the Securities and Exchange Commission. We will give you notice of our intent to do this.



5.   EXPENSES

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:


Insurance Charges

Each day, First Cova makes a deduction for its insurance charges. First Cova does this as part of its calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts:

1)   the mortality and expense risk premium, and

2)   the administrative expense charge.

Mortality and Expense Risk Premium. This charge is equal, on an annual basis, to 1.25% of the daily value of the contracts invested in an investment portfolio, after fund expenses have been deducted. This charge is for the insurance benefits e.g., guarantee of annuity rates, the death benefits, for certain expenses of the contract, and for assuming the risk (expense risk) that the current charges will be sufficient in the future to cover the cost of administering the contract. If the charges under the contract are not sufficient, then First Cova will bear the loss. First Cova does, however, expect to profit from this charge. The mortality and expense risk premium cannot be increased. First Cova may use any profits we make from this charge to pay for the costs of distributing the contract.

Administrative Expense Charge. This charge is equal, on an annual basis, to .15% of the daily value of the contracts invested in an investment portfolio, after fund expenses have been deducted. This charge, together with the contract maintenance charge (see below) is for the expenses associated with the administration of the contract. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. Because this charge is taken out of every unit value, you may pay more in administrative costs than those that are associated solely with your contract. First Cova does not intend to profit from this charge. However, if this charge and the contract maintenance charge are not enough to cover the costs of the contracts in the future, First Cova will bear the loss.


Contract Maintenance Charge

During the accumulation phase, every year on the anniversary of the date when your contract was issued, First Cova deducts $30 from your contract as a contract maintenance charge. This charge is for administrative expenses (see above). This charge cannot be increased.

First Cova will not deduct this charge during the accumulation phase if when the deduction is to be made, the value of your contract is $50,000 or more. First Cova may some time in the future discontinue this practice and deduct the charge.

If you make a complete withdrawal from your contract, the contract maintenance charge will also be deducted. A prorata portion of the charge will be deducted if the annuity date is other than an anniversary. After the annuity date, the charge will be collected monthly out of the annuity payment.


Withdrawal Charge

During the accumulation phase, you can make withdrawals from your contract. First Cova keeps track of each purchase payment. Once a year after the first year, you can withdraw up to 10% of your total purchase payments and no withdrawal charge will be assessed on the 10%, if on the day you make your withdrawal the value of your contract is $5,000 or more. Otherwise, unless the purchase payment was made more than 7 years ago, the charge is:

o 7% of each payment you take out in the first and second years after First Cova receives the payment,

o 5% of each payment you take out in the third, fourth and fifth years after receipt,

o 3% of each payment you take out in the sixth and seventh years after receipt, and

o    0% thereafter.

After First Cova has had a purchase payment for 7 years, there is no charge when you withdraw that purchase payment. First Cova does not assess a withdrawal charge on earnings withdrawn from the contract. Earnings are defined as the value in your contract minus the remaining purchase payments in your contract. The withdrawal order for calculating the withdrawal charge is shown below.

o    10% of purchase payments free.

o Remaining purchase payments that are over 7 years old and not subject to a withdrawal charge.

o    Earnings in the contract free.

o Remaining purchase payments that are less than 7 years old and are subject to a withdrawal charge.

For purposes of calculating the withdrawal charge, slightly different rules may apply to Section 1035 exchanges.

When the withdrawal is for only part of the value of your contract, the withdrawal charge is deducted from the remaining value in your contract.

First Cova does not assess the withdrawal charge on any payments paid out as annuity payments or as death benefits.

NOTE: For tax purposes, earnings are considered to come out first.


Reduction or Elimination of the Withdrawal Charge

First Cova will reduce or eliminate the amount of the withdrawal charge when the contract is sold to an officer, director or employee of First Cova. In no event will elimination of the Withdrawal Charge be permitted where elimination will be unfairly discriminatory to any person.


Transfer Fee

You can make 12 free transfers every year. We measure a year from the day we issue your contract. If you make more than 12 transfers a year, we will deduct a transfer fee of $25 or 2% of the amount that is transferred whichever is less.

If the transfer is part of the Dollar Cost Averaging Program or the Automatic Rebalancing Program it will not count in determining the transfer fee.


Income Taxes

First Cova will deduct from the contract for any income taxes which it incurs because of the contract. At the present time, we are not making any such deductions.


Investment Portfolio Expenses

There are deductions from and expenses paid out of the assets of the various investment portfolios, which are described in the attached fund prospectuses.

6.   TAXES

NOTE: First Cova has prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. First Cova has included an additional discussion regarding taxes in the Statement of Additional Information.


Annuity Contracts in General

Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you will be taxed depending on how you take the money out and the type of contract - qualified or non-qualified (see following sections).

You, as the owner, will not be taxed on increases in the value of your contract until a distribution occurs either as a withdrawal or as annuity payments. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and will not be taxed. The remaining portion of the annuity payment will be treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have received all of your purchase payments are fully includible in income.

When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.


Qualified and Non-Qualified Contracts

If you purchase the contract as an individual and not under an Individual Retirement Annuity (IRA), your contract is referred to as a non-qualified contract.

If you purchase the contract under an IRA, your contract is referred to as a qualified contract. Currently, the contract is not available under an IRA until the IRA Endorsement is approved by the State of New York Insurance Department.


Withdrawals - Non-Qualified Contracts

If you make a withdrawal from your contract, the Code treats such a withdrawal as first coming from earnings and then from your purchase payments. Such withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)  paid on or after the taxpayer reaches age 59-1/2;

(2)  paid after you die;

(3) paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

(4) paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

(5)  paid under an immediate annuity; or

(6)  which come from purchase payments made prior to August 14, 1982.


Withdrawals - Qualified Contracts

The above information describing the taxation of non-qualified contracts does not apply to qualified contracts. There are special rules that govern with respect to qualified contracts. We have provided a more complete discussion in the Statement of Additional Information.


Diversification

The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. First Cova believes that the investment portfolios are being managed so as to comply with the requirements.

Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not First Cova would be considered the owner of the shares of the investment portfolios. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the contract. It is unknown to what extent under federal tax law owners are permitted to select investment portfolios, to make transfers among the investment portfolios or the number and type of investment portfolios owners may select from without being considered the owner of the shares. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the contract, could be treated as the owner of the shares of the investment portfolios.

Due to the uncertainty in this area, First Cova reserves the right to modify the contract in an attempt to maintain favorable tax treatment.



7.   ACCESS TO YOUR MONEY

You can have access to the money in your contract:

(1)  by making a withdrawal (either a partial or a complete withdrawal);

(2)  by electing to receive annuity payments; or

(3)  when a death benefit is paid to your beneficiary.

You can only make withdrawals during the accumulation phase.

When you make a complete withdrawal you will receive the value of the contract on the day you made the withdrawal:

o less any applicable  withdrawal charge,
o less any premium tax, and
o less any contract maintenance charge.

(See "Expenses" for a discussion of the charges.)

Unless you instruct First Cova otherwise, any partial withdrawal will be made pro-rata from all the investment portfolios and the fixed account you selected. Under most circumstances the amount of any partial withdrawal must be for at least $500. First Cova requires that after a partial withdrawal is made you keep at least $500 in your contract.

When you make a withdrawal, the amount of the death benefit may be reduced. See "Death Benefits."

Income taxes and tax penalties may apply to any withdrawal you make.


Systematic Withdrawal Program

If you are 59-1/2 or older, you may use the Systematic Withdrawal Program. This program provides an automatic monthly payment to you of up to 10% of your total purchase payments each year. No withdrawal charge will be deducted for these payments. First Cova does not have any charge for this program. If you use this program, you may not also make a single 10% free withdrawal. For a discussion of the withdrawal charge and the 10% free withdrawal, see Section 5. Expenses.

Income taxes may apply to Systematic Withdrawals.


Suspension of Payments or Transfers

First Cova may be required to suspend or postpone payments for withdrawals or transfers for any period when:

1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2.   trading on the New York Stock Exchange is restricted;

3. an emergency exists as a result of which disposal of shares of the investment portfolios is not reasonably practicable or First Cova cannot reasonably value the shares of the investment portfolios;

4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

First Cova has reserved the right to defer payment for a withdrawal or transfer from the fixed account for the period permitted by law but not for more than six months.



8.   PERFORMANCE

First Cova periodically advertises performance of the various investment portfolios. First Cova will calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the insurance charges. It does not reflect the deduction of any applicable contract maintenance charge and withdrawal charge. The deduction of any applicable contract maintenance charge and withdrawal charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the insurance charges, contract maintenance charges, and withdrawal charges.

For periods starting prior to the date the contracts were first offered, the performance will be based on the historical performance of the corresponding investment portfolios for the periods commencing from the date on which the particular investment portfolio was made available through the Separate Account. In addition, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio. These figures should not be interpreted to reflect actual historical performance of the Separate Account.

First Cova may, from time to time, include in its advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

Appendix B contains performance information that you may find informative. It is divided into various parts, depending upon the type of performance information shown. Future performance will vary and the results shown are not necessarily representative of future results.



9.   DEATH BENEFIT

Upon Your Death

If you die before annuity payments begin, First Cova will pay a death benefit to your beneficiary (see below). If you have a joint owner, the death benefit will be paid when the first of you dies. The surviving joint owner will be treated as the beneficiary.

The amount of the death benefit depends on how old you or your joint owner is.

Prior to you, or your joint owner, reaching age 80, the death benefit will be the greater of:

1. Total purchase payments, less withdrawals (and any withdrawal charges paid on the withdrawals);

2.   The value of your contract at the time the death benefit is to be paid; or

3. The value of your contract on the most recent seven year anniversary before the date of death, plus any subsequent purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals.)

After you, or your joint owner, reaches age 80, the death benefit will be the greater of:

1. Total purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals);

2.   The value of your contract at the time the death benefit is to be paid; or

3. The value of your contract on the most recent seven year anniversary on or before you or your joint owner reaches age 80, plus any subsequent purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals).

The entire death benefit must be paid within 5 years of the date of death unless the beneficiary elects to have the death benefit payable under an annuity option. The death benefit payable under an annuity option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. Payment must begin within one year of the date of death. If the beneficiary is the spouse of the owner, he/she can continue the contract in his/her own name at the then current value. If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days.

Payment under an annuity option may only be elected during the 60 day period beginning with the date First Cova receives proof of death. If First Cova does not receive an election during such time, it will make a single sum payment to the beneficiary at the end of the 60 day period.


Death of Annuitant

If the annuitant, not an owner or joint owner, dies before annuity payments begin, you can name a new annuitant. If no annuitant is named within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person (for example, a corporation), then the death or change of annuitant will be treated as the death of the owner, and a new annuitant may not be named.

Upon the death of the annuitant after annuity payments begin, the death benefit, if any, will be as provided for in the annuity option selected.



10.  OTHER INFORMATION

First Cova

First Cova Life Insurance Company (First Cova) was organized under the laws of the State of New York on December 31, 1992. First Cova is a wholly-owned subsidiary of Cova Financial Services Life Insurance Company, a Missouri insurance company. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company purchased First Cova which on that date changed its name to First Cova Life Insurance Company.

First Cova is licensed to do business only in the state of New York.


Year 2000

First Cova has developed and initiated plans to assure that its computer systems will function properly in the year 2000 and later years. These efforts have included receiving assurances from outside service providers that their computer systems will also function properly in this context. Included within these plans are the computer systems of the advisers and sub-advisers of the various investment portfolios underlying the Separate Account.

Although an assessment of the total cost of implementing these plans has not been completed, the total amounts to be expended are not expected to have a material effect on First Cova's financial position or results of operations. First Cova believes that it has taken all reasonable steps to address these potential problems. There can be no guarantee, however, that the steps taken will be adequate to avoid any adverse impact.


The Separate Account

First Cova has established a separate account, First Cova Variable Annuity Account One (Separate Account), to hold the assets that underlie the contracts. The Board of Directors of First Cova adopted a resolution to establish the Separate Account under New York insurance law on December 31, 1992. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into sub-accounts.

The assets of the Separate Account are held in First Cova's name on behalf of the Separate Account and legally belong to First Cova. However, those assets that underlie the contracts, are not chargeable with liabilities arising out of any other business First Cova may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts First Cova may issue.


Distributor

Cova Life Sales Company (Life Sales), One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644, acts as the distributor of the contracts. Life Sales is an affiliate of First Cova.

Commissions will be paid to broker-dealers who sell the contracts. Broker-dealers will be paid commissions of up to 3.5% of purchase payments. In addition, under certain circumstances, an expense allowance of up to 2.75% of purchase payments may be payable. The New York Insurance Department has ruled that asset based compensation is permissible under certain circumstances. First Cova may, in the future, adopt an asset based compensation program in addition to, or in lieu of, the present compensation program.


Ownership

Owner. You, as the owner of the contract, have all the interest and rights under the contract. Prior to the annuity date, the owner is as designated at the time the contract is issued, unless changed. On and after the annuity date, the annuitant is the owner (this may be a taxable event). The beneficiary becomes the owner when a death benefit is payable. When this occurs, some ownership rights may be limited.

Joint Owner. The contract can be owned by joint owners. Upon the death of either joint owner, the surviving owner will be the designated beneficiary. Any other beneficiary designation at the time the contract was issued or as may have been later changed will be treated as a contingent beneficiary unless otherwise indicated.


Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.


Assignment

You can assign the contract at any time during your lifetime. First Cova will not be bound by the assignment until it receives the written notice of the assignment. First Cova will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. AN ASSIGNMENT MAY BE A TAXABLE EVENT.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.


Financial Statements

The financial statements of First Cova and the Separate Account have been included in the Statement of Additional Information.


Table of Contents of the
Statement of Additional Information

     Company

     Experts

     Legal Opinions

     Distribution

     Calculation of Performance Information

     Federal Tax Status

     Annuity Provisions

     Financial Statements



APPENDIX A
Condensed Financial Information

Accumulation Unit Value History
The following schedule includes accumulation unit values for the period indicated. This data has been extracted from the Separate Account's Financial Statements. This information should be read in conjunction with the Separate Account's Financial Statements and related notes which are included in the Statement of Additional Information.

                                                                                     Period                     Period
                                                                                 ended 12/31/98             ended 12/31/97
------------------------------------------------------------------------------------------------------------------------------------
Cova Series Trust
Managed by J.P. Morgan
Investment Management Inc.
Select Equity Sub-Account
     Beginning of Period                                                              $14.05                  $11.76
     End of Period                                                                     16.99                   14.05
     Number of Accum. Units Outstanding                                                5,207                   1,321
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Stock Sub-Account
     Beginning of Period                                                              $13.49                  $10.92

     End of Period                                                                     12.58                   13.49
     Number of Accum. Units Outstanding                                                2,679                     530
------------------------------------------------------------------------------------------------------------------------------------
International Equity Sub-Account
     Beginning of Period                                                              $11.46                  $11.14
     End of Period                                                                     12.89                   11.46
     Number of Accum. Units Outstanding                                                6,954                   3,836
------------------------------------------------------------------------------------------------------------------------------------

Quality Bond Sub-Account
     Beginning of Period                                                              $11.16                  $10.45
     End of Period                                                                     11.91                   11.16
     Number of Accum. Units Outstanding                                                5,759                   2,068
------------------------------------------------------------------------------------------------------------------------------------

Large Cap Stock Sub-Account
     Beginning of Period                                                              $14.89                  $12.40
     End of Period                                                                     19.43                   14.89
     Number of Accum. Units Outstanding                                                6,695                   2,807
------------------------------------------------------------------------------------------------------------------------------------




Accumulation Unit Value History (continued)


                                                                                     Period                     Period
                                                                                 ended 12/31/98             ended 12/31/97
------------------------------------------------------------------------------------------------------------------------------------
Managed by Lord, Abbett & Co.
Bond Debenture Sub-Account
     Beginning of Period                                                              $12.88                  $11.74
     End of Period                                                                     13.50                   12.88
     Number of Accum. Units Outstanding                                               11,913                   8,928
------------------------------------------------------------------------------------------------------------------------------------

Mid-Cap Value Sub-Account
     Beginning of Period                                                              $11.05                     N/A
     End of Period                                                                     10.44
     Number of Accum. Units Outstanding                                                1,487
------------------------------------------------------------------------------------------------------------------------------------

Large Cap Research Sub-Account
     Beginning of Period                                                              $10.95                     N/A
     End of Period                                                                     11.83
     Number of Accum. Units Outstanding                                                2,713
------------------------------------------------------------------------------------------------------------------------------------

Developing Growth Sub-Account
     Beginning of Period                                                              $10.19                     N/A
     End of Period                                                                     11.07
     Number of Accum. Units Outstanding                                                  167
------------------------------------------------------------------------------------------------------------------------------------

General American Capital Company
Money Market Sub-Account
     Beginning of Period                                                              $11.11                     N/A
     End of Period                                                                     11.11
     Number of Accum. Units Outstanding                                                2,161
------------------------------------------------------------------------------------------------------------------------------------

* The accumulation unit values shown above for the beginning of the period reflect the date these accumulation units first invested in the Cova Series Trust investment portfolios as follows: Select Equity (3/11/97), Small Cap Stock (3/17/97), International Equity (3/11/97), Quality Bond (5/15/97), Large Cap Stock (3/11/97), Bond Debenture (5/15/97), Mid-Cap Value (3/4/98), Large Cap Research (3/3/98) and Developing Growth (11/23/98). The General American Capital Company Money Market Sub-Account commenced investment operations on December 28, 1998.



APPENDIX B
PERFORMANCE INFORMATION
Future performance will vary and the results shown are not necessarily representative of future results.

Note: The figures below present investment performance information for the periods ended December 31, 1998. While these numbers represent the returns as of that date, they do not represent performance information of the portfolios since that date. Performance information for the periods after December 31, 1998 may be different than the numbers shown below.

PART 1 - SEPARATE ACCOUNT PERFORMANCE

J.P. Morgan Investment Management Inc. is the sub-adviser for the following portfolios of Cova Series Trust: Select Equity, Small Cap Stock, International Equity, Quality Bond and Large Cap Stock. Lord, Abbett & Co. is the sub-adviser for the following Portfolios of Cova Series Trust: Bond Debenture, Mid-Cap Value, Large Cap Research and Developing Growth. All of these portfolios began operations before December 31, 1998. As a result, performance information is available for the accumulation unit values investing in these portfolios.

o Column A presents performance figures for the accumulation units which reflect the insurance charges, the contract maintenance charge, the fees and expenses of the investment portfolio, and assumes that you make a withdrawal at the end of the period and therefore the withdrawal charge is reflected.

o Column B presents performance figures for the accumulation units which reflect the insurance charges as well as the fees and expenses of the investment portfolio.

The inception dates shown below reflect the dates the Separate Account first invested in the Portfolio.

Part 1 Cova Series Trust
Average Annual Total Return for the period ended 12/31/98
------------------------------------------------------------------------------------------------------------------------------------

                                                                                    Accumulation Unit Performance
                                                                       Column A                                Column B
                                                               (reflects all charges and             (reflects insurance charges
                                                                  portfolio expenses)                   and portfolio expenses)
-----------------------------------------------------------------------------------------------------------------------------------
                                      Separate Account
                                      Inception Date                             since                                    since
Portfolio                             in Portfolio              1 year           inception               1 year           inception
------------------------------------------------------------------------------------------------------------------------------------
   Select Equity                       3/11/97                  13.75%            19.09%                 20.88%            22.55%
   Small Cap Stock                     3/17/97                 (13.83)%            4.37%                 (6.74)%            8.22%
   International Equity                3/11/97                   5.35%             4.58%                 12.46%             8.38%
   Quality Bond                        5/15/97                  (0.30)%            4.13%                  6.81%             8.40%
   Large Cap Stock                     3/11/97                  23.36%            24.87%                 30.49%            28.21%
   Bond Debenture                      5/15/97                  (2.33)%            4.68%                  4.77%             8.94%
   Mid-Cap Value                       3/04/98                    - -            (12.63)%                 - -              (5.54)%
   Large Cap Research                  3/03/98                    - -              0.90%                  - -               8.01%
   Developing Growth                   11/23/98                   - -              1.46%                  - -               8.57%
------------------------------------------------------------------------------------------------------------------------------------

Part 1 General American Capital Company Money Market Fund
Average Annual Total Return for the period ended 12/31/98
------------------------------------------------------------------------------------------------------------------------------------

                                                                                    Accumulation Unit Performance
                                                                       Column A                                Column B
                                                               (reflects all charges and             (reflects insurance charges
                                                                  portfolio expenses)                   and portfolio expenses)
------------------------------------------------------------------------------------------------------------------------------------
                                      Separate Account
                                      Inception Date                             since                                  since
Portfolio                             in Portfolio              1 year           inception               1 year         inception
------------------------------------------------------------------------------------------------------------------------------------
   Money Market                        12/28/98                  - -             (7.07)%                  - -              0.04%
------------------------------------------------------------------------------------------------------------------------------------



PART 2 - HISTORICAL FUND PERFORMANCE

Shares of the General American Capital Company Money Market Fund were offered under the contract on May 1, 1997. Shares of the Select Equity, Small Cap Stock, International Equity, Quality Bond, Large Cap Stock and Bond Debenture Portfolios of Cova Series Trust were offered under the contracts on February 3, 1997 and shares of the Mid-Cap Value, Large Cap Research and Developing Growth Portfolios of Cova Series Trust were offered under the contracts on November 15, 1997. However, the Portfolios have been in existence for a longer time and therefore have an investment performance history. In order to show how the historical performance of the Portfolios affects accumulation unit values, we have developed performance information.

The chart below shows the investment performance of the Portfolios and the accumulation unit performance calculated by assuming that accumulation units were invested in the Portfolios for the same periods.

o The performance figures in Column A reflect the fees and expenses paid by the Portfolio.

o Column B presents performance figures for the accumulation units which reflect the insurance charges, the contract maintenance charge, the fees and expenses of the investment portfolio, and assumes that you make a withdrawal at the end of the period and therefore the withdrawal charge is reflected.

o Column C presents performance figures for the accumulation units which reflect the insurance charges as well as the fees and expenses of the Portfolio.

Part 2 Cova Series Trust
Average Annual Total Return for the period ended 12/31/98
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          Accumulation Unit Performance

                                                                                  Column B                     Column C
                                               Fund Performance          (reflects all charges and   (reflects insurance charges
                                                   Column A                  portfolio expenses)        and portfolio expenses)
------------------------------------------------------------------------------------------------------------------------------------

                          Portfolio
                          Inception                        since                        since                           since
Portfolio                 Date              1 yr           inception        1 yr        inception        1 yr           inception
------------------------------------------------------------------------------------------------------------------------------------

   Select Equity           5/1/96           22.56%         23.30%          13.75%         15.50%        20.88%         21.90%
   Small Cap Stock         5/1/96           (5.40)%         8.47%         (13.83)%         0.67%        (6.74)%         7.07%
   International Equity    5/1/96           14.07%         10.66%           5.35%          2.86%        12.46%          9.26%
   Quality Bond            5/1/96            8.37%          8.68%          (0.30)%         0.88%         6.81%          7.28%
   Large Cap Stock         5/1/96           32.31%         30.02%          23.36%         22.22%        30.49%         28.62%
   Bond Debenture          5/1/96            6.26%         13.03%          (2.33)%         5.23%         4.77%         11.63%
   Mid-Cap Value           8/20/97           1.11%          4.40%          (6.69)%        (3.40)%       (0.29)%         3.00%
   Large Cap Research      8/20/97          21.04%         14.37%          13.24%          6.57%        19.64%         12.97%
   Developing Growth       8/20/97           6.60%          8.99%          (1.20)%         1.19%         5.20%          7.59%
------------------------------------------------------------------------------------------------------------------------------------


Part 2 General American Capital Company Money Market Fund
Average Annual Total Return for the period ended 12/31/98
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          Accumulation Unit Performance

                                                                                  Column B                     Column C
                                               Fund Performance          (reflects all charges and   (reflects insurance charges
                                                   Column A                  portfolio expenses)        and portfolio expenses)
------------------------------------------------------------------------------------------------------------------------------------

                          Portfolio
                          Inception
Portfolio                 Date            1 yr      5 yrs   10 yrs       1 yr      5 yrs    10 yrs       1 yr     5 yrs    10 yrs
------------------------------------------------------------------------------------------------------------------------------------

    Money Market          10/1/87          5.62%     5.40%  5.78%      (2.18)%    1.20%     4.28%       4.22%     4.00%     4.38%
------------------------------------------------------------------------------------------------------------------------------------






               (Please print or type and fill in all information)


Please send me, at no charge, the Statement of Additional Information dated May 1, 1999, for the annuity contract issued by Cova.




--------------------------------------------------------------------------------
Name




--------------------------------------------------------------------------------
Address




--------------------------------------------------------------------------------
City                               State                    Zip Code


CNY-1090 (5/99)                                                    FIRST COVA VA







------------------------------
------------------------------
------------------------------



                              First Cova Life
                                Insurance Company
                              Attn: Variable Products
                              120 Broadway, 10th Floor
                              New York, New York 10271








                                      COVA
                        First Cova Life Insurance Company



                                   Home Office
                            120 Broadway, 10th Floor
                               New York, NY 10271
                                  800-469-4545




                             Annuity Service Office
                                 P.O. Box 10366
                              Des Moines, IA 50306
                                  800-343-8496









CNY-1023 (5/99)           Policy Form Series CNY-672           21-VARI-NY (5/99)